UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2021

MMA Capital Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-11981	87-0906539
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 O'Donnell St, Suite 600,
Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, no par value Common Stock Purchase Rights	Trading Symbol(s) MMAC MMAC	Name of each exchange on which registered Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Notes

On August 13, 2021 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated as of May 24, 2021 (the “Merger Agreement”), by and among MMA Capital Holdings, Inc., a Delaware corporation (“MMAC” or the “Company”), FP Acquisition Parent, LLC, a Delaware limited liability company (“Parent”), and FP Acquisition Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), and a wholly owned subsidiary of Parent, MMAC was merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent with the name “MMA Capital Holdings, LLC” (the “Surviving Company”).

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The Merger became effective on August 13, 2021, when the certificate of merger of MMAC and Merger Sub was filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, each share of MMAC’s common stock, no par value (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held by (1) Parent, Merger Sub, or the Company (held in the Company’s treasury) or by any direct or indirect wholly owned subsidiary of Parent or Merger Sub or (2) any stockholder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware who has not voted in favor of, or consented to, the adoption of the Merger Agreement and who does not fail to perfect or otherwise effectively withdraw such demand or otherwise loses the right to appraisal) was cancelled and converted into the right to receive $27.77 in cash, without interest and subject to any applicable withholding of taxes (the “Merger Consideration”).

The foregoing description of the Merger, the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to MMAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2021.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Surviving Company notified The Nasdaq Global Select Market (“Nasdaq”) of the effectiveness of the Merger and of its intent to remove the Company Common Stock from listing on Nasdaq and requested that Nasdaq file a Notification of Removal from Listing under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist and deregister the shares of Company Common Stock. In accordance with Nasdaq requirements, trading of the Company Common Stock will be suspended following the after-hours session on August 13, 2021, with the suspension becoming effective prior to the market session on August 16, 2021.

The Surviving Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company Common Stock and the suspension of MMAC’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act, as amended, with respect to the Company Common Stock, as promptly as practicable.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive the Merger Consideration (other than shares of Company Common Stock held by (1) Parent, Merger Sub, or the Company (held in the Company’s treasury) or by any direct or indirect wholly owned subsidiary of Parent or Merger Sub or (2) any stockholder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware who has not voted in favor of, or consented to, the adoption of the Merger Agreement and who does not fail to perfect or otherwise effectively withdraw such demand or otherwise loses the right to appraisal).

The information set forth in Items 2.01, 3.01, 5.01 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, Parent acquired 100% of the Company Common Stock of MMAC and, as a result, a change of control has occurred. Upon consummation of the Merger, the Surviving Company (as successor-in-interest by merger to MMAC) became a wholly owned subsidiary of Parent. The aggregate purchase price paid for all Company Common Stock of MMAC was approximately $161.75 million.

The information set forth in Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Resignations and Appointments

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the members of MMAC’s board of directors (which consisted of Michael L. Falcone, Frederick W. Puddester, James Preston Grant III, Cecil E. Flamer, James Christopher Hunt, Lisa Kay and Suzanne G. Kucera) resigned. Merger Sub, being a member-managed limited liability company immediately prior to the Effective Time, will continue to be a member-managed limited liability company after becoming the Surviving Company, and will be managed by Parent, its sole member. At the Effective Time, all of the officers of the Company (which consisted of Gary A. Mentesana, David C. Bjarnason, Megan T. Sophocles, J. Brooks Martin, Robert Hopper, Paul Donnelly, and Stephen A. Goldberg) resigned. At the Effective Time, Parent appointed Laurence Gottlieb as Chairman and Chief Executive Officer and Justin Vinci as Chief Financial Officer of the Surviving Company, each to hold office in accordance with the certificate of formation and operating agreement of the Surviving Company until their respective successors are duly appointed.

Item 8.01. Other Events.

On August 13, 2021, the Surviving Company issued a press release announcing the completion of the Merger. The press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 24, 2021, by and among MMA Capital Holdings, Inc., FP Acquisition Parent, LLC and FP Acquisition Merger Sub, LLC (filed as Exhibit 2.1 to MMA Capital Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 24, 2021, and incorporated herein by reference)

99.1	Press Release, dated August 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Capital Holdings, LLC

August 13, 2021	By:	/s/ Laurence L. Gottlieb
Name: Laurence L. Gottlieb
Title: Chairman and Chief Executive Officer